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                                                                   EXHIBIT 10.17



                       AMENDMENT AND EXTENSION OF OPTION

          This Amendment, dated as of January 1, 1991, between INTEREP NATIONAL RADIO SALES, INC., a New York corporation (the "Company"), and RALPH C. GUILD (the "Optionee"),


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, the Company granted the Optionee a nonqualified stock option on December 31, 1988 to purchase 10,000 shares of the Common Stock of the Company, par value $.04 per share, for a price of $32.62 per share, expiring on August 31, 1991 (the "Original Option"); and

          WHEREAS, the Company and the Optionee are entering an Amended and Restated Employment Agreement (the "Agreement"), dated as of January 1, 1991 pursuant to which the Company will secure the services of Optionee for the term stated therein;

          WHEREAS, in order to induce the Optionee to enter into the Agreement, the Company has agreed with Optionee to extend the term of the Original Option to December 31;

          NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          The Original Option is hereby amended as follows:

          (i) In the first sentence of the first paragraph of the Original Option, all of the words after "as set forth below on or before" are hereby deleted and replaced with "December 31, 1993 (the "Termination Date")."

          (ii) In the second sentence of the first paragraph of the Original Option, the words "on or about February 1, 1991" are hereby deleted and replaced with the words "on a date which is not earlier than twelve months prior to, and not later than 6 months prior to, the Termination Date."

          Except as expressly amended hereby, the Original Option continues and remains in full force and effect as originally executed.
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                    INTEREP NATIONAL RADIO SALES, INC.


                                    By: /s/ Les Goldberg
                                       --------------------------------
ATTEST:


By: /s/ John Rykala
   -----------------------------
   John Rykala
   Assistant Secretary              OPTIONEE:

                                    /s/ Ralph C. Guild
                                    ------------------------------------
                                    Ralph C. Guild

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